SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report: December 23, 2002

                                TRUDY CORPORATION
                                 353 Main Avenue
                           Norwalk, Connecticut 06851

                           Commission File No. 0-16056
                      Incorporated in the State of Delaware
                      Federal Identification No. 06-1007765

                            Telephone: (203) 846-2274
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Item 9.  Regulation FD Disclosure.
         ------------------------

         On December 23, 2002, Trudy Corporation (the "Company") submitted to the Securities and Exchange Commission, for purposes of Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), a written certification by the Chief Executive Officer and Acting Chief Financial Officer of the Company's Report on Form 10-QSB for the quarter ended September 30, 2002. A copy of such certification is attached as an Exhibit to this report.





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       TRUDY CORPORATION

Date: December 23, 2002                BY /s/ WILLIAM W. BURNHAM
      -----------------                   -------------------------------------
                                          William W. Burnham,
                                          Chairman and Chief Executive Officer


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                                INDEX TO EXHIBITS

Exhibit No.                        Description
-----------                        -----------

99.1 Certification by Chief Executive Officer and Acting Chief Financial Officer of Periodic Financial Report Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350)


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